PRODUCT WARRANTY PROVISION	12 Months Ended
Dec. 31, 2024
Guarantees and Product Warranties [Abstract]
PRODUCT WARRANTY PROVISION

13. PRODUCT WARRANTY PROVISION

The movement of product warranty provision is as following:

	As of December 31, 2024	As of December 31, 2023	As of December 31, 2022
Balance at beginning of year	$2,925,070	$3,438,160	5,577,060
Warranty costs incurred	(172,851)	(1,205,002)	(2,013,794)
Provision for new warranties	-	42,176	256,433
Reversal of expired warranty	(674,122)	-	-
Foreign exchange adjustment	(67,890)	649,736	(381,539)
Balance at end of year	2,010,207	2,925,070	3,438,160
Less: Current portion	1,368,031	2,008,484	2,281,360
Non-current portion	$642,176	$916,586	$1,156,800

Warranty provisions are based upon historical experience. Changes in provisions related to pre-existing legacy products were made based on actual claims and intensive testing and analysis on the legacy products.

The cost of repairs and replacement, and the frequency of claims corresponding to the products sold by the Company from 2018 to 2021 have increased due to the fact that the components purchased from one supplier do not meet the Company’s quality standards. As a result, the Company determined that the impacted legacy products sold due to the need to be repaired or replaced before the expiration of the warranty term resulted in provision of product warranty liability totaling $8.5 million (RMB58.7 million) related with this matter from 2018 to 2021. As of December 31, 2024 and 2023, the remaining product warrant liability provision for this legacy supplier was around $2.0 million and $2.9 million.